                                 SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

Filed by the Registrant                                          [X]
Filed by a Party other than the Registrant                       [ ]

[ ]   Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12


                         CITIZENS FIRST FINANCIAL CORP.
                         ------------------------------
                (Name of Registrant as Specified in Its Charter)

                     --------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)   Title of each class of securities to which transaction applies:
              N/A
            --------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:
              N/A
            --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              N/A
            --------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:    N/A
                                                            --------------------
      (5)   Total fee paid:   N/A
                            ----------------------------------------------------
[ ]   Fee paid previously with preliminary materials:  N/A
                                                     ---------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:    N/A
                                   ---------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:  N/A
                                                          ----------------------
      (3)   Filing Party:  N/A
                          ------------------------------------------------------
      (4)   Date Filed:  N/A
                        --------------------------------------------------------

                                                  _____________________________

                                                          CITIZENS' LOGO

                                                  _____________________________



                            YOUR VOTE IS IMPORTANT
                                                                March 30, 2000

Dear Fellow Shareholder:

      We are writing to alert you to a typographical error that appeared in our proxy material that was sent to shareholders on March 8, 2000. Specifically, the Executive Compensation Table presented on page 14 of the Company's Proxy Statement for Citizens First Financial Corp.'s 2000 Annual Meeting of Shareholders had an incorrect figure for Mr. Landefeld's 1999 Compensation, which resulted in Mr. Landefeld's compensation being substantially overstated. The Proxy Statement indicates Mr. Landefeld received additional compensation over his salary of $161,162. In fact, he received only $45,549 in additional compensation. Footnote 6 to the table properly identifies the components of that number.

      As reflected in the amended compensation table, which appears in its entirety below, Mr. Landefeld received no bonus for 1999 and Mr. Landefeld's compensation for 1999 totalled $269,949, or $66,351 less than the prior year. As discussed in the Compensation Committee Report, the decrease in compensation was due in part to the failure of the Company to meet certain predetermined performance objectives. However, the Board recognized that the failure of the Company to meet those objectives in part was due to expenses incurred as the Company sought to better position the Bank to be more competitive and earn higher fee and interest income.

      Specifically, the Bank was converted from a federally chartered savings bank to a state-chartered savings bank effective April 1, 1999. The new charter will give the Bank greater lending flexibility, especially in the commercial and construction loan areas, and reduce its annual supervisory fees. The increased flexibility in the commercial and construction loan area will provide the Bank with greater opportunities to originate loans with higher yields than traditional one- to four-family loans, which should positively impact earnings. Furthermore, the Board realized that non-interest expense was adversely affected by costs associated with the upgrading of the Bank's computer operations and the cost associated with the accelerated depreciation of computer equipment that was replaced in 1999. With the new equipment and the Bank's conversion of its data processing operations, the Bank has realized flexibility in the timing of statements for its customers, customization of reports and improved efficiencies. The Committee believes these changes will not only enable the Bank to operate more efficiently in the future, which should increase earnings, but also enable the Bank to compete more aggressively in its market area by enabling the Bank to provide better service to its customers.

      The Company's Board also recognized that Mr. Landefeld oversaw the initiation of a joint venture between CSL Service Corporation, the Bank's subsidiary, and an independent insurance agency in 1999. The joint venture added fee income in 1999 and the Committee believes this joint venture will continue to add fee income, which will improve the Company's earnings by improving non-interest income. Although the entry into insurance agency activities is new for Citizens First, we have carefully examined this move and entered into it only after hiring two insurance industry veterans with 25 years experience each to oversee the joint venture. In addition, the Board carefully monitors that operation. The Board is confident that this move will prove beneficial to the Company and enhance its earnings.

      In addition, Mr. Landefeld oversaw the initiation of another joint venture between CSL and two local developers to develop a 29 acre parcel of land for commercial use. The Committee believes this will prove to be a very positive contribution to the Bank's earnings in 2000 as well. The Bank has been involved in real estate development for 100 years and the Company is confident in management's ability to oversee this operation and make it profitable for the Company.

      An amended compensation table, which properly reflects Mr. Landefeld's compensation and that of the other two Named Executive Officers is set forth below.

--------------------------------------------------------------------------------

                            EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

                              COMPENSATION TABLE

      The following table shows, for the years ended December 31, 1999, 1998 and 1997, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and other executive officers ("Named Executive Officer") who accrued salary and bonus in excess of $100,000 in fiscal year 1999.


__________________________________________________________________________________________________________________________
                                                                                     LONG-TERM COMPENSATION
                                                                          ________________________________________________
                                               ANNUAL COMPENSATION                  AWARDS           PAYOUTS
                                       ___________________________________________________________________________________

                                                                OTHER                    SECURITIES
                                                                ANNUAL                   UNDERLYING            ALL OTHER
                                                                COMPEN-     RESTRICTED    OPTIONS/     LTIP      COMPEN-
                                         SALARY      BONUS      SATION     STOCK AWARDS     SARS      PAYOUTS    SATION
NAME AND PRINCIPAL POSITIONS    YEAR     ($)(1)      ($)(1)     ($)(2)       ($)(3)        (#)(4)     ($)(5)       ($)
__________________________________________________________________________________________________________________________

C. William Landefeld....        1999    $224,400       --         --            --           --         --    $45,549(6)
   President and                1998     218,250    $27,675       --            --           --         --     90,375(7)
   Chief Executive Officer      1997     208,250       --         --            --           --         --     66,902(8)
__________________________________________________________________________________________________________________________
Richard F. Becker.......        1999    $123,600       --         --            --           --         --    $40,402(6)
   Senior Vice President        1998     120,000    $10,200       --            --           --         --     53,312(7)
   and Secretary                1997     115,000       --         --            --           --         --     53,388(8)
__________________________________________________________________________________________________________________________
Dallas G. Smiley........        1999    $123,600       --         --            --           --         --    $34,796(6)
   Senior Vice President,       1998     120,000    $10,200       --            --           --         --     46,725(7)
   Treasurer and Chief
   Financial Officer            1997     115,000       --         --  `         --           --         --     53,388(8)
_________________________________________________________________________________________________________________________

                                                                                       (FOOTNOTES CONTINUED ON NEXT PAGE)


_______________________________
(1)Under Annual Compensation, the column entitled "Salary" includes Directors' fees and amounts deferred by the Named Executive Officer pursuant to the Bank's 401(k) Plan, pursuant to which employees may defer up to 15% of their compensation, up to the maximum limits under the Internal Revenue Code of 1986, as amended (the "Code"). The level of salary may vary due to limits imposed on contributions to 401(k) plans and employee stock ownership plans by the Code (see, footnotes (6), (7) and (8) below). The column entitled "Bonus" consists of board approved discretionary Bonuses.
(2)For 1999, there were no (a) prerequisites over the lesser of $50,000 or 10% of the individual's total Salary and Bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payments reimbursements; or (e) preferential discounts on stock.
(3)Effective November 1, 1996, Messrs. Landefeld, Becker and Smiley were granted 28,175, 16,900 and 16,900 shares of Common Stock, respectively, pursuant to the Incentive Plan. Stock Awards granted in 1996 began vesting in five equal annual installments on November 12, 1997, the first anniversary date of the effective date of the grants.
(4)Includes options granted under the Incentive Plan during fiscal 1997.
(5)For 1999, 1998 and 1997, there were no payouts or awards under any long-term incentive plan.
(6)Includes 2,135, 2,135 and 2,135 shares of Common Stock awarded to Messrs. Landefeld, Becker and Smiley, respectively, pursuant to the Bank Employee Stock Ownership Plan ("ESOP"). Includes $5,293, $4,474 and $4,416 in employer contributions to the Bank's 401(k) Plan for Messrs. Landefeld, Becker and Smiley, respectively. Includes disability and life insurance premiums paid by the Bank of $1,549 for Mr. Landefeld. Includes $13,087, $10,308 and $4,760 in employer contributions to the SERP for Messrs. Landefeld, Becker and Smiley, respectively, for the excess amount due under the 401(k) Plan and ESOP for the fiscal year ended December 31, 1999.
(7)Includes 2,400, 2,400 and 2,400 shares of Common Stock awarded to Messrs. Landefeld, Becker and Smiley, respectively, pursuant to the ESOP. Includes $6,400, $4,241 and $4,241 in employer contributions to the Bank's 401(k) Plan for Messrs. Landefeld, Becker and Smiley, respectively. Includes disability and life insurance premiums paid by the Bank of $1,549 for Mr. Landefeld. Includes $49,126, $15,771 and $9,184 in employer contributions to the SERP for Messrs. Landefeld, Becker and Smiley, respectively, for the excess amount due under the 401(k) Plan and ESOP for the fiscal year ended December 31, 1998.
(8)Includes 2,407, 2,407 and 2,407 shares of Common Stock awarded to Messrs. Landefeld, Becker and Smiley, respectively, pursuant to the ESOP. Includes $5,700, $4,025 and $4,025 in employer contributions to the Bank's 401(k) Plan for Messrs. Landefeld, Becker and Smiley, respectively. Includes disability and life insurance premiums paid by the Bank of $1,387 for Mr. Landefeld. Includes $11,073, $621 and $621 in employer contributions to the SERP for Messrs. Landefeld, Becker and Smiley, respectively, for the excess amount due under the 401(k) Plan and ESOP for the fiscal year ended December 31, 1997.

      We thank you for your continued support. Please sign, date and return only the "BLUE" proxy card.

                                          Sincerely,


                                          /s/ Ronald C. Wells
                                          ------------------------------
                                          Ronald C. (Rusty) Wells
                                          Chairman of the Board


P.S.  PLEASE RETURN THE "BLUE" PROXY CARD AND DISCARD THE "WHITE" ONE!

      If you own shares in "street name," please contact your bank or broker and direct them to vote "FOR" your Board nominees on the "BLUE" proxy card.

      For assistance in voting your shares, or for further information, please contact Dallas Smiley, Chief Financial Officer of Citizens First at (309) 661-8700, or our proxy solicitor:

        If you have any questions, need another copy of our March 8, 2000 Proxy Statement for the Annual Meeting or need further assistance in voting your shares, please call:

                    _______________________________________________

                                      GEORGESON
                                     SHAREHOLDER
                                  COMMUNICATIONS INC.

                             17 State Street, 10th Floor
                                 New York, NY 10004
                            Call Toll Free (800) 223-2064
                    _______________________________________________

                                REVOCABLE PROXY
                        CITIZENS FIRST FINANCIAL CORP.
                        ANNUAL MEETING OF STOCKHOLDERS

                                APRIL 24, 2000
                             3:00 P.M. LOCAL TIME
                       ________________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the official proxy committee of Citizens First Financial Corp. (the "Company") with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on April 24, 2000, at 3:00 p.m. local time, at Jumer's Chateau, 1601 Jumer Drive, Bloomington, Illinois and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

     1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

           Arthur W. Mier and Carl A. Borngasser, Jr.

                                                                    FOR ALL
           FOR                     VOTE WITHHELD                    EXCEPT
           ___                     _____________                    _______

           | |                          | |                          | |

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

________________________________________________________________________________

     2. The ratification of the appointment of Olive LLP as independent auditors of Citizens First Financial Corp. for the fiscal year ending December 31, 2000.

           FOR                       AGAINST                      ABSTAIN
           ___                       _______                      _______

           | |                         | |                          | |

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.


      THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

                                          Dated: ___________________________



                                          __________________________________
                                          SIGNATURE OF STOCKHOLDER



                                          _________________________________
                                          SIGNATURE OF CO-HOLDER (IF ANY)


      The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 8, 2000 and of the Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                         ______________________________

        PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS BLUE PROXY
                 IN THE ENCLOSED POSTAGE-PAID BLUE ENVELOPE.